EXHIBIT 32.2

                          CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Centracan Incorporated, a Florida corporation (the "Company") on Form 10-Q for the year ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Ken Roberts, Chief Financial Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)  The  information  contained in the Report fairly  presents, in all
              material  respects,   the  financial  condition  and   result   of
              operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company, and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



/s/Ken Roberts
-----------------------
Ken Roberts
Chief Financial Officer
May 29, 2008